PAGARE / PROMISSORY NOTE

       (SUMA PRINCIPAL/PRINCIPAL AMOUNT): US$1,080,000.00 DOLARES/DOLLARS)

     (VENCIMIENTO FINAL/FINAL MATURITY): 12 DE ABRIL DE 2004/APRIL 12, 2004

1. Por este Pagare y por valor 1. By this Promissory Note, the recibido, el suscriptor, WORLD WIDE undersigned WORLD WIDE STONE STONE CORPORATION (el "SUSCRIPTOR"), CORPORATION (the "UNDERSIGNED"), for promete incondicionalmente pagar a la value received, hereby unconditionally vista, a la orden de FIRST CAPITAL promises to pay on demand, to the GROUP, INC. (el "ACREDITANTE") en 5601 order of FIRST CAPITAL GROUP, INC., Office Boulevard NE, Suite 200, ("LENDER") at, 5601 Office Boulevard Albuquerque, New Mexico, 87109, United NE, Suite 200, Albuquerque, New States of America, Estados Unidos de Mexico, 87109, United States of
America La cantidad de US$1,080,000.00 America, in the amount of (UN MILLON OCHENTA MIL DOLARES 00/100) US$1,080,000.00 (ONE MILLION EIGHTY
moneda de curso legal en los Estados THOUSAND DOLLARS 00/100) lawful Unidos de America, mediante el pago de currency of the United States of
60 (sesenta) amortizaciones mensuales, America, through the payment of 60 iguales y sucesivas de capital e (sixty) consecutive, monthly and equal intereses por la cantidad cada una de installments of principal and $22,516.87 (VEINTIDOS MIL QUINIENTOS interest, each one in the amount of DIECISEIS DOLARES 87/100) moneda de $22,516.87 (TWENTY-TWO THOUSAND FIVE curso legal en los Estados Unidos de HUNDRED AND SIXTEEN DOLLARS 87/100) America, mismas que se empezaran a lawful currency of the United States pagar a partir de esta fecha con la of America, the first of such primera de ellas; en el entendido de installments being due to be paid as que el Acreditado por cada amorizacion of this date hereof; provided that mensual, tendra un plazo de gracia de with respect to each monthly payment quince (15) dias calendario y no sera the Undersigned shall have a fifteen considerado que el Acreditado ocurra (15) calendar day grace period and the en incumplimiento si la amortizacion Note shall not be considered in mensual es cubierta durante dicho default if the monthly payment is paid
plazo.                                    within that grace period.

2. El importe principal de este Pagare    2. The  principal  amount  outstanding
devengara intereses a una tasa fija under this Promissory Note shall anual (la "TASA DE INTERES") igual al accrue interest at a fixed annual rate
9.5258%.                                  equal to 9.5258% the "INTEREST RATE").

3. El monto total de capital mas los 3. The total amount of the principal, intereses que genere el mismo, en los plus any interest accrued thereon terminos de este Pagare deberan de pursuant to this Promissory Note,
quedar  totalmente   cubiertos  el  12    shall be paid in its entirety on April
(doce) de abril del ano 2004.             12 (twelve) of the year 2004.

4. Si ocurriere un  incumplimiento  en    4.  In the  event  of  default  in the
el pago de cualquier amortizacion,  el    payment   of  any   installment,   the
Suscriptor por medio del presente Undersigned hereby unconditionally promete incondicionalmente pagar promises to pay interest on such due intereses sobre la cantidad no pagada amount from the date of such default desde la fecha de incumplimiento y and until such due amount is paid in hasta que dicha cantidad sea its entirety, at an annual rate totalmente pagada, a una tasa anual equivalent to 13% (thirteen percentage por cada dia durante tal periodo points) per annum for each day elapsed
equivalente  a la tasa de  interes  de    during such period.
13% (trece puntos

                                                           Pagina/Page 2 de/of 5

porcentuales).                            5. The Undersigned  further  covenants
                                          and  agrees   that  the   payments  of
5. Igualmente queda establecido por el principal and interest set forth Suscriptor que los pagos de capital e herein reflect the rate of interest intereses aqui establecidos reflejan that Lender has agreed to as la tasa de interes que como consideration for the financing contraprestacion al otorgamiento del contemplated hereby, it being the
financiamiento   en  el   presente  ha    intention  of  the  Undersigned  to be
aceptado  el  Acreditante,  siendo  la    bound by such amounts.
intencion del  Suscriptor el obligarse
por dichas cantidades.                    6.  The   principal   amount  of  this
                                          Promissory  Note plus interest and any
6. La suma principal de este Pagare delinquent interest thereon, shall be conjuntamente con sus intereses y los payable in Dollars, legal currency of intereses moratorios correspondientes the United States of America, in al mismo se pagaran en Dolares, moneda freely transferable same day funds, to de curso legal de los Estados Unidos be paid before 11:00 a.m. de America, en fondos disponibles para (Albuquerque, New Mexico, U.S.A. time) ser libremente transferidos el mismo on the date the payments are made. dia, antes de las 11:00 a.m. (hora de Payments made after such time shall be Albuquerque, New Mexico, E.U.A.), en considered as made the following
la fecha que se hagan los  pagos.  Los    business day.
pagos que se hagan despues de tal hora
se   consideraran    hechos   el   dia    7. In the event that any  payment  due
siguiente.                                under this  Promissory Note is due and
                                          payable  on a  date  which  is  not  a
7. En el caso de que cualquier pago business day in Albuquerque, New bajo este Pagare venza y deba pagarse Mexico, United States of America, such en una fecha que no sea Dia Habil en payment shall be made on the first
Albuquerque,   Nuevo  Mexico,  Estados    business day  following  such original
Unidos de  America,  dicho pago debera    payment day.
realizarse  en  el  primer  dia  habil
siguiente   a   dicho   dia  de   pago    8. Notwithstanding the exchange and/or
original.                                 executive    action   which   may   be
                                          exercised   by  the   holder  of  this
8. Sin perjuicio de la accion Promissory Note due to a default in cambiaria y/o ejecutiva que pueda the timely and complete payment of ejercitarse por el beneficiario de principal or interest, whether este Pagare por la falta de pago ordinary or delinquent, when due, all oportuno y suficiente del capital o amounts under this Promissory Note, intereses ordinarios o moratorios a su whether principal or delinquent vencimiento, todas las cantidades interest, shall immediately become due amparadas por este Pagare ya sea de and payable on demand upon occurrence
capital,   intereses   ordinarios,   o    of any event of  default  or any other
intereses moratorios,  se consideraran    breach prior to the maturity  date, as
vencidas y pagaderas a la vista, en set forth in the loan agreement caso de que en cualquier momento antes entered into by and between First de la fecha de vencimiento ocurra Capital Group, Inc., the Undersigned cualesquier caso de incumplimiento o and the guarantor of this Promissory
incumplimiento    tal   y   como    se    Note on April 13, 1999.
establecen  en el  contrato de credito
celebrado  entre First Capital  Group,
Inc.,  el Suscriptor y el aval de este
Pagare con fecha 13 de abril de 1999.

                                                           Pagina/Page 3 de/of 5

9. El importe principal de este Pagare 9. The principal amount of this y los intereses ordinarios y Promissory Note and all ordinary and moratorios sobre el mismo, asi como default interest, and all other cualquier otra cantidad adeudada al amounts owed to Lender, if applicable, Acreditante, seran pagados por el shall be paid by the Undersigned, free
Suscriptor, libres y sin ninguna and clear of and without deduction by deduccion por concepto de cualquiera o reason of any and all present or todos los impuestos presentes o future taxes, levies, imposts, futuros, tributos, contribuciones, deductions, charges, withholdings, any deducciones, cargos, retenciones, interest, surcharges, fines, cualesquiera intereses, recargos, penalties, or other assessments of any multas, sanciones y otros cargos kind whatsoever, all of which shall be fiscales de cualquier clase respecto a borne and paid in full by the
los mismos, todos los cuales seran por    Undersigned.
cuenta  y  pagados  totalmente  por el
Suscriptor.                               10.  Notwithstanding  anything  to the
                                          contrary   contained  herein,  and  in
10.   Sin   menoscabo   de   cualquier    addition  to and  not in  lieu  of the
disposicion en sentido contrario absolute negotiability incorporated to contenida en este titulo, y this Promissory Note, the holder of adicionalmente y no en sustitucion del this Promissory Note shall at all derecho absoluto de negociabilidad times have the unrestricted right to incorporado a este Pagare, el tenedor assign the rights arising from this de este Pagare tendra en todo momento Promissory Note to any manner to any el derecho irrestricto para ceder person at any time and in any extent.
cualquiera    de   los    derechos   u    Consequently,  the  assignment  of the
obligaciones derivadas de este Pagare Promissory Note which may be made by a cualquier persona en cualquier the holder of this Promissory Note to momento y grado. Consecuentemente, la any other person, may at any time be cesion del Pagare que pudiera llegar a limited or subject to any repurchase realizar el tenedor de este Pagare a option of the rights from the cualquier otra persona, podra en Promissory Note by the holder, or may cualquier tiempo encontrarse limitada be limited to the right to benefit
o sujeta a cualquier opcion de from the proceeds of the collection of readquisicion de los derechos such rights. The foregoing mechanisms derivados de este Pagare por parte del being listed in an enunciative but not tenedor de este Pagare, o podra limitative fashion, with respect to limitarse a la cesion de los derechos the absolute right of the holder of de beneficiarse del producto del cobro this Promissory Note to assign its de dichos derechos. Siendo los rights under this Promissory Note anteriores mecanismos listados de una pursuant to the terms and conditions manera enunciativa mas no limitativa, the holder of this Promissory Note respecto del derecho absoluto del deems convenient, with which
tenedor de este  Pagare para ceder sus    unrestricted       assignment      the
derechos derivados de este Pagare en Undersigned and the guarantor hereby los terminos y condiciones que el agree and covenant in accordance with
tenedor   de   este   Pagare    estime    the  terms  of  Article   299  of  the
convenientes,    con    cuya    cesion    General Law of Negotiable  Instruments
irrestricta en este acto el Suscriptor    and Credit Transactions of Mexico.
y su avalista  manifiestan su completo
acuerdo en los terminos de lo 11. This Promissory Note shall, in all dispuesto por el articulo 299 de la respects, be governed by and construed
Ley  General de Titulos y  Operaciones    in accordance
de Credito de Mexico.

11.  Este  Pagare   estara,   en  todo
respecto,  sujeto  e  interpretado  de
acuerdo con las leyes del

                                                           Pagina/Page 4 de/of 5

Estado de Nuevo Mexico, E.U.A., with the laws of the State of New estableciendose sin embargo, que en Mexico, U.S.A., provided however, that caso de cualquier accion o in the case of any action or procedimiento en los Estados Unidos proceeding in the United Mexican Mexicanos, este Pagare estara sujeto y States, this Promissory Note will be sera interpretado de acuerdo con las governed, construed and enforced in leyes de los Estados Unidos Mexicanos. accordance with the laws of the United
                                          Mexican States.
12. Para la interpretacion,  ejecucion
y cumplimiento de este Pagare y para 12. For the interpretation, execution, el requerimiento judicial del pago de compliance with and performance of su importe, el Suscriptor y su this Promissory Note and for the avalista se someten a la jurisdiccion judicial requirement of its payment, de (i) cualquier tribunal estatal o the Undersigned and its guarantor
federal  en Nuevo  Mexico,  E.U.A.,  y    expressly  submit  themselves  to  the
(ii) cualquier tribunal o tribunales jurisdiction of (i) any state or en Durango, Durango, Estados Unidos federal court located in New Mexico,
Mexicanos, a la eleccion del tenedor, U.S.A., and (ii) any court or courts y mediante la suscripcion y entrega de Durango, Durango, United Mexican este Pagare el Suscriptor se somete States, as the holder may elect, and irrevocablemente a la jurisdiccion de by the execution and delivery of this cualquiera y todos los tribunales, Promissory Note, the Undersigned renunciando expresamente a cualquier hereby irrevocably submits itself to otro fuero al que el Suscriptor tenga the jurisdiction of any and all such derecho o llegue a tenerlo en el courts expressly waiving any other futuro, en virtud de cualquier razon. jurisdiction to which the Undersigned may now or in the  future be  entitled
13.   El    Suscriptor   y   su   aval    for any reason whatsoever.
expresamente  y en los  terminos de lo
dispuesto por el articulo 128 de la 13. The Undersigned and its guarantor Ley General de Titulo y Operaciones de expressly and in accordance with Credito, aceptan que este Pagare se Article 128 of the General Law of pueda presentar a su cobro, inclusive Negotiable Instruments and Credit mas alla de seis meses despues de la Transactions of the United Mexican fecha de vencimiento de la ultima States, agree that this Promissory
amortizacion aqui contemplada.            Note may be presented for payment even
                                          if six  months  after  the due date of
14.   Este   Pagare  se   suscribe  en    the    last    amortization    payable
versiones al ingles y al espanol,  las    hereunder.
cuales ambas  obligaran al Suscriptor,
pero las cuales ambas constituiran un 14. This Promissory Note is executed unico y mismo instrumento, quedando in English and Spanish versions both establecido, sin embargo, que en caso of which will bind the Undersigned, de duda acerca de la correcta but both of which will constitute one interpretacion de este Pagare, and the same instrument; provided
prevalecera   el  texto   en   ingles,    however,  that in the case of doubt as
excepto en el caso en que cualesquier to the proper interpretation or accion o procedimiento sean iniciados construction of this Promissory Note, en los Estados Unidos Mexicanos, o the English text will prevail, except cualquier subdivision politica de los in the event any actions or mismos, para hacer efectivo este proceedings are initiated in the Pagare, caso en cual prevalecera el United Mexican States or any political
texto en espanol.                         subdivision  thereof to  enforce  this
                                          Promissory

                                                           Pagina/Page 5 de/of 5

15.  Por  el   presente   Pagare,   el    Note, the Spanish text will prevail.
Suscriptor    renuncia   a   cualquier
diligencia,              presentacion,    15.  With  respect to this  Promissory
requerimiento o protesto y toda Note, the Undersigned hereby waives notificacion. La omision del tenedor diligence, presentment, demand, del presente en el ejercicio de protest, and all notices whatsoever. cualquiera de sus derechos bajo este The failure of the holder to exercise
Pagare  en  ningun  caso   constituira    its rights  hereunder  in any instance
renuncia de dichos derechos.              will not constitute the waiver of such
                                          rights.
16. El  Suscriptor y su aval por medio
del presente, prometen pagar los 16. The Undersigned and its guarantor gastos que implique el cobro de este hereby promise to pay all costs of
Pagare   y  los   honorarios   de  los    collections and reasonable  attorney's
abogados  que   intervengan  en  dicho    fees  in  connection  with  a  payment
cobro,    en   caso   de   que    haya    default under this Promissory Note.
incumplimiento  en  el  pago  de  este
Pagare.                                   This  Promissory  Note  consisting  of
                                          five pages is made and delivered in El
Este  Pagare que consta de cinco hojas    Paso, Texas, United States of America,
se  suscribe  y  entrega  en El  Paso,    on April 13, 1999.
Texas,  Estados Unidos de America,  el
13 de abril de 1999.


                            SUSCRIPTOR (UNDERSIGNED)

                          WORLD WIDE STONE CORPORATION

                            /s/ Spencer W. Cunningham
                        --------------------------------
                          Por/By: Spencer W. Cunningham
                Vicepresidente Ejecutivo/Executive Vice-president

                              POR AVAL (GUARANTOR)

                      SOCIEDAD PIEDRA SIERRA, S.A. DE C.V.

                            /s/ Jaime Muguiro Munoz
                        --------------------------------
                           Por/By: Jaime Muguiro Munoz
                    Presidente del Consejo de Administracion